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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): AUGUST 6, 1997

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                   CAPSTAR RADIO BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)

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
              DELAWARE                         33-92732                    13-3034720
    (State or other jurisdiction       (Commission File Number)  (I.R.S. Employer Identification
          of incorporation)                                                  Number)
        600 CONGRESS AVENUE,                                                  78701
             SUITE 1400                                                    (Zip code)
            AUSTIN, TEXAS
        (Address of principal
         executive offices)
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       Registrant's telephone number, including area code: (512) 404-6840

                                 NOT APPLICABLE

          (Former name or former address if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 6, 1997, Capstar Radio Broadcasting Partners, Inc., a Delaware corporation (the "Company") acquired beneficial ownership of Benchmark Communications Radio Limited Partnership, a Maryland limited partnership and certain of its subsidiaries and affiliates ("Benchmark") through a series of mergers and stock purchases, each dated as of December 9, 1996, among Benchmark, Capstar Broadcasting Partners, Inc., a Delaware corporation and sole stockholder of the Company ("Capstar Partners"), certain wholly owned subsidiaries of Hicks, Muse, Tate & Furst Equity Fund III, L.P., a Delaware limited partnership, and other signatories thereto (the "Benchmark Acquisition"). The Benchmark Acquisition was consummated for a purchase price of approximately $176.2 million, including certain transaction fees, comprised of $174.1 million paid in cash, which was funded with proceeds from a debt offering of 9 1/4% Senior Subordinated Notes due 2007 of the Company, equity investments by certain affiliates of Hicks, Muse, Tate & Furst Incorporated, and borrowings under the Company's credit facility, and Class A common stock, par value $0.01 per share, of Capstar Broadcasting Corporation, the holder of all of the outstanding common stock of Capstar Partners, having a deemed value of approximately $2.1 million. The consideration paid was based upon arm's-length negotiations among the parties. Benchmark owned and operated 31 radio stations (21 FM and 10 AM), which the Company will continue to use for the purpose of radio broadcasts. Benchmark's stations are located in 11 markets in the southeastern United States, including the Dover, Delaware; Salisbury-Ocean City, Maryland; Montgomery, Alabama; Shreveport, Louisiana; Jackson, Mississippi; Statesville, North Carolina; Columbia and Greenville, South Carolina; Roanoke, Lynchburg and Winchester, Virginia markets.

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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

     (c) Exhibits

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
         2.1.1           -- Agreement and Plan of Merger, dated as of December 9,
                            1996, by and among Benchmark Communications Radio Limited
                            Partnership ("Benchmark"), Benchmark Acquisition, Inc.,
                            Benchmark Radio Acquisition Fund I Limited Partnership,
                            Benchmark Radio Acquisition Fund IV Limited Partnership,
                            Benchmark Radio Acquisition Fund VII Limited Partnership,
                            Benchmark Radio Acquisition Fund VIII Limited
                            Partnership, Joseph L. Mathias IV, Bruce R. Spector,
                            Capstar Broadcasting Partners, Inc. ("Capstar Partners")
                            and BCR Holding, Inc. ("Benchmark Merger Agreement").(1)
         2.1.2           -- Letter Agreement amending Benchmark Merger Agreement,
                            dated January 9, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc. and the other signatories listed
                            therein.(1)
         2.1.3           -- Letter Agreement amending Benchmark Merger Agreement,
                            dated January 31, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc., Capstar Partners,
                            and the other signatories listed therein.(1)
         2.1.4           -- Letter Agreement amending Benchmark Merger Agreement,
                            dated April 8, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc., and Capstar
                            Partners.(1)
         2.1.5*          -- First Amendment to the Benchmark Merger Agreement, dated
                            July 1, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc. and Capstar
                            Broadcasting Corporation ("Capstar Broadcasting").
         2.1.6*          -- Second Amendment to the Benchmark Merger Agreement, dated
                            August 6, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc. and Capstar
                            Broadcasting.
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 *  Filed herewith.

(1) Incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 of Capstar Broadcasting Partners, Inc., File No. 333-25683.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPSTAR RADIO BROADCASTING
                                            PARTNERS, INC.
                                            (Registrant)

                                            By:/s/ WILLIAM S. BANOWSKY, JR.
                                              ----------------------------------
                                              Name: William S. Banowsky, Jr.
                                              Title: Executive Vice President
                                                 and General Counsel

Date: August 14, 1997

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                               INDEX TO EXHIBITS

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
        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
         2.1.1           -- Agreement and Plan of Merger, dated as of December 9,
                            1996, by and among Benchmark Communications Radio Limited
                            Partnership ("Benchmark"), Benchmark Acquisition, Inc.,
                            Benchmark Radio Acquisition Fund I Limited Partnership,
                            Benchmark Radio Acquisition Fund IV Limited Partnership,
                            Benchmark Radio Acquisition Fund VII Limited Partnership,
                            Benchmark Radio Acquisition Fund VIII Limited
                            Partnership, Joseph L. Mathias IV, Bruce R. Spector,
                            Capstar Broadcasting Partners, Inc. ("Capstar Partners")
                            and BCR Holding, Inc. ("Benchmark Merger Agreement").(1)
         2.1.2           -- Letter Agreement amending Benchmark Merger Agreement,
                            dated January 9, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc. and the other signatories listed
                            therein.(1)
         2.1.3           -- Letter Agreement amending Benchmark Merger Agreement,
                            dated January 31, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc., Capstar Partners,
                            and the other signatories listed therein.(1)
         2.1.4           -- Letter Agreement amending Benchmark Merger Agreement,
                            dated April 8, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc., and Capstar
                            Partners.(1)
         2.1.5*          -- First Amendment to the Benchmark Merger Agreement, dated
                            July 1, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc. and Capstar
                            Broadcasting Corporation ("Capstar Broadcasting").
         2.1.6*          -- Second Amendment to the Benchmark Merger Agreement, dated
                            August 6, 1997, by and among Benchmark, Benchmark
                            Acquisition, Inc., BCR Holding, Inc. and Capstar
                            Broadcasting.
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 *  Filed herewith.

(1) Incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 of Capstar Broadcasting Partners, Inc., File No. 333-25683.